     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998
                                                      Registration No. 333-26025

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                            POST-EFFECTIVE AMENDMENT
                                NO. 1 TO FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -------------------

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                  Delaware                                  95-3630868
       (State or other jurisdiction                      (I.R.S. Employer
     of incorporation or organization)                  Identification No.)

                            10260 CAMPUS POINT DRIVE
                           SAN DIEGO, CALIFORNIA 92121
                                 (619) 546-6000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                               -------------------
                                    Copy to:
                             DOUGLAS E. SCOTT, ESQ.
                    Senior Vice President and General Counsel
                 Science Applications International Corporation
                            10260 Campus Point Drive
                           San Diego, California 92121
                                 (619) 546-6000
                               -------------------

        Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

        If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. /____/

        If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / X /

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /____/

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /____/

        If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. /____/

                        DEREGISTRATION OF PLAN INTERESTS

        Science Applications International (the "Company") has heretofore filed Registration Statement Nos. 33-58669, 333-3215 and 333-26025 on Form S-3, as amended, that registered an indeterminate number of interests in the Company's 1995 Employee Stock Purchase Plan; Registration Statement Nos. 33-53177, 33-58669, 333-3215 and 333-26025 on Form S-3, as amended, that registered an indeterminate number of interests in the Company's Stock Compensation Plan and Management Stock Compensation Plan; and Registration Statement Nos. 333-3215 and 333-26025 on Form S-3, as amended, that registered an indeterminate number of interests in the Company's Key Executive Stock Deferral Plan (together, the "Plan Interests"). Pursuant to Rule 429 under the Securities Act of 1933, as amended, Registration Statement No. 333-26025 on Form S-3, as amended, (the "Registration Statement") contained a combined prospectus relating to all of the Plan Interests. The purpose of this Post-Effective Amendment is to deregister all of the Plan Interests.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California on April 30, 1998.

                                        SCIENCE APPLICATIONS
                                        INTERNATIONAL CORPORATION


                                        By /s/ J.R. BEYSTER*
                                          ---------------------------------
                                          J.R. Beyster
                                          Chairman of the Board and
                                          Chief Executive Officer



        Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURE                         TITLE                            DATE
           ---------                         -----                            ----
       /s/ J.R. BEYSTER*            Chairman of the Board and            April 30, 1998
--------------------------------     Chief Executive Officer
         J.R. Beyster

     /s/ W.A. ROPER, JR.*          Principal Financial Officer           April 30, 1998
--------------------------------
        W.A. Roper, Jr.

       /s/ P.N. PAVLICS*           Principal Accounting Officer          April 30, 1998
--------------------------------
         P.N. Pavlics

       /s/ D.P. ANDREWS*                    Director                     April 30, 1998
--------------------------------
         D.P. Andrews

        /s/ V.N. COOK*                      Director                     April 30, 1998
--------------------------------
           V.N. Cook

       /s/ W.H. DEMISCH*                    Director                     April 30, 1998
--------------------------------
         W.H. Demisch

       /s/ W.A. DOWNING*                    Director                     April 30, 1998
--------------------------------
         W.A. Downing

       /s/ J.E. GLANCY*                     Director                     April 30, 1998
--------------------------------
          J.E. Glancy

        /s/ B.R. INMAN*                     Director                     April 30, 1998
--------------------------------
          B.R. Inman

                                            Director
--------------------------------
          A.K. Jones

   /s/ H.M.J. KRAEMER, JR.*                 Director                     April 30, 1998
--------------------------------
      H.M.J. Kraemer, Jr.

       /s/ W.M. LAYSON*                     Director                     April 30, 1998
--------------------------------
          W.M. Layson

       /s/ C.B. MALONE*                     Director                     April 30, 1998
--------------------------------
          C.B. Malone

       /s/ J.W. MCRARY*                     Director                     April 30, 1998
--------------------------------
          J.W. McRary

      /s/ S.D. ROCKWOOD*                    Director                     April 30, 1998
--------------------------------
         S.D. Rockwood

                                            Director
--------------------------------
          R.C. Smith

       /s/ E.A. STRAKER*                    Director                     April 30, 1998
--------------------------------
         E.A. Straker

        /s/ M.E. TROUT*                     Director                     April 30, 1998
--------------------------------
          M.E. Trout

       /s/ J.P. WALKUSH*                    Director                     April 30, 1998
--------------------------------
         J.P. Walkush

     /s/ J.H. WARNER, JR.*                  Director                     April 30, 1998
--------------------------------
       J.H. Warner, Jr.

        /s/ J.A. WELCH*                     Director                     April 30, 1998
--------------------------------
          J.A. Welch

       /s/ J.B. WIESLER*                    Director                     April 30, 1998
--------------------------------
         J.B. Wiesler

        /s/ A.T. YOUNG*                     Director                     April 30, 1998
--------------------------------
          A.T. Young

*By /s/ D.E. SCOTT
   -----------------------------
        D.E. Scott
      as Attorney-in-Fact

                                  EXHIBIT INDEX

 EXHIBIT
   NO.            DESCRIPTION OF EXHIBITS                      INCORPORATED BY REFERENCE TO
 -------          -----------------------                      ----------------------------
  23(a)   Consent of Douglas E. Scott, Esq. (contained
          in Exhibit 5(a) to the Registration
          Statement No. 333-26025, as amended).
  23(b)   Consent of Price Waterhouse LLP.                     **
  23(c)   Consent of Baker & McKenzie.                         **
  23(d)   Consent of Coopers & Lybrand L.L.P.                  **
----------

**  Filed herewith.